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                                                               Exhibit 23.2




                         CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in this registration statement on Form S-3 to register 9,098,343 shares of common stock, of our report dated January 19, 1998, on our audits of the financial statements of Cubist Pharmaceuticals, Inc. We also consent to the reference to our firm under the caption "Experts."


                              /s/  PRICEWATERHOUSECOOPERS LLP



Boston, Massachusetts
September 30, 1998